EXHIBIT 99.1
newsrelease

R.H. Donnelley Contacts:	Dex Media Contacts:
Investors — Jim Gruskin	Investors — Brooke Martellaro
800/497-6329	866/545-2900
Media — Tyler Gronbach	Media — Pat Nichols
919/297-1541	303/949-9672
R.H. Donnelley and Dex Media Announce
Expiration of Antitrust Waiting Periods
CARY, NC and ENGLEWOOD, CO, November 18, 2005 — R.H. Donnelley Corporation (NYSE: RHD) and Dex Media, Inc. (NYSE: DEX) today announced that the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 have expired with respect to the previously announced merger of R.H. Donnelley and Dex Media. Accordingly, no further antitrust approvals are needed to close the transaction.
“We are extremely pleased to have this important review behind us and to move another step closer to combining these two great companies” said David C. Swanson, R.H. Donnelley Chairman and CEO. “We continue to make solid progress on the integration front, and still expect to close the transaction in the first quarter of next year.”
“This represents a significant milestone in the merger process,” said George Burnett, president and CEO of Dex Media. “We look forward to completing the transaction and to building on our complementary strengths as one company.”
The combined company, to be called R. H. Donnelley, will be the third-largest yellow pages publisher and local online search company in the United States with pro forma annual revenues of over $2.7 billion. The company will operate coast-to-coast across 28 states with over 600 directories having a total circulation of 73 million, serving over 650,000 local and national advertisers.

In the merger, Dex Media will be merged with and into a subsidiary of R.H. Donnelley and each share of Dex Media common stock will be converted into the right to receive $12.30 in cash and 0.24154 of a share of R.H. Donnelley common stock. The merger is subject to approval by stockholders of R.H. Donnelley and Dex Media as well as other customary closing conditions. The merger is expected to close during the first quarter of 2006.
About R.H. Donnelley
R.H. Donnelley is a leading Yellow Pages publisher and local online search company. RHD publishes directories with total distribution of approximately 28 million serving approximately 260,000 local and national advertisers in 19 states. RHD publishes directories under the Sprint Yellow Pages® brand in 18 states with total distribution of approximately 18 million serving approximately 160,000 local and national advertisers, with major markets including Las Vegas, Nevada, and Orlando and Ft. Myers, Florida. In addition, RHD publishes directories under the SBC Yellow Pages brand in Illinois and Northwest Indiana with total distribution of approximately 10 million serving approximately 100,000 local and national advertisers. RHD also offers online city guides and search websites in its major Sprint Yellow Pages markets under the Best Red Yellow Pages® brand at www.bestredyp.com and in the Chicago area at www.chicagolandyp.com. For more information, please visit R.H. Donnelley at www.rhd.com.
About Dex Media
Dex Media, Inc., is the leading provider of print directories and Internet-based local search for 14 Western and Midwestern states. As the official publisher for Qwest Communications International Inc., Dex published 44.5 million copies of 269 White and Yellow Page directories in 2004. Dex’s Internet-based directory, DexOnline.com™, has been the most used Internet Yellow Pages local search site in the Dex region for six consecutive quarters, with a share of the local search market that is more than the next two competitors combined. In 2004, Dex Media generated revenue of approximately $1.65 billion, excluding the effects of purchase accounting related to the acquisition of Dex Media West LLC.

Safe Harbor Provision
Certain statements contained in this joint press release regarding R.H. Donnelley’s and Dex Media’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to R.H. Donnelley or Dex Media, have been used to identify such forward-looking statements. All forward-looking statements reflect only R.H. Donnelley’s and Dex Media’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley and Dex Media. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley’s and Dex Media’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger between R.H. Donnelley and Dex Media, including future financial and operating results, R.H. Donnelley’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (2) the failure of R.H. Donnelley and Dex Media stockholders to approve the merger; (3) the risk that the businesses will not be integrated successfully; (4) the risk that the expected strategic advantages and cost savings from the merger may not be fully realized or may take longer to realize than expected; (5) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause R.H. Donnelley’s and Dex Media’s results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that R.H. Donnelley filed with the Securities and Exchange Commission (the “SEC”) (Registration No. 333-129539), which contains a preliminary joint proxy statement/prospectus relating to the proposed transaction, R.H. Donnelley’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004 in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Dex Media’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 in Item 1 “Business” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Standalone Company and elsewhere in Dex Media’s Report,” as well as R.H. Donnelley’s and Dex Media’s other periodic filings with the SEC that are available on the SEC’s website at www.sec.gov.
Additional Information and Where to Find It
In connection with the proposed transaction, R.H. Donnelley has filed a registration statement on Form S-4 with the SEC (Registration No. 333-129539) containing a preliminary joint proxy statement/prospectus relating to the proposed transaction. Investors are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. Investors may obtain a free copy of the registration statement and the definitive joint proxy statement/prospectus (when available), as well as other filings containing information about R.H. Donnelley and Dex Media, without charge, on the SEC’s website at www.sec.gov. Free copies of R.H. Donnelley’s SEC filings are also available on R.H. Donnelley’s website at www.rhd.com, or by request to Investor Relations, R.H. Donnelley Corporation, 1001 Winstead Drive, Cary, North Carolina 27513. Free copies of Dex Media’s SEC filings are available on Dex Media’s website at www.dexmedia.com, or by request to Investor Relations, Dex Media, Inc., 198 Inverness Drive West, Englewood, Colorado 80112. Information contained on R.H. Donnelley’s website, Dex Media’s website or the website of any other person is not incorporated by reference into this filing, and no information contained on those websites should be considered to be part of this joint press release.
Participants in Solicitation
R.H. Donnelley, Dex Media and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from R.H. Donnelley’s or Dex Media’s stockholders with respect to the proposed transaction. Information regarding R.H. Donnelley’s directors and executive officers is available in its proxy statement filed with the SEC by R.H. Donnelley on March 21, 2005, and information regarding Dex Media’s directors and executive officers is available in its proxy statement filed with the SEC by Dex Media on April 20, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction.